                                                                    Exhibit 99.3




April 9, 2001

Hugh Ward
Office of the United States Trustee
Curtis Center, Suite 950 West
601 Walnut Street
Philadelphia, Pennsylvania 19106

Dear Mr. Ward:

         RE:      MONTHLY OPERATING REPORT
                  L&H HOLDINGS USA, INC.
                  CASE NO. 00-4399 (JHW)
                  DISTRICT OF DELAWARE

         Enclosed is the Monthly Operating Report of L&H Holdings USA, Inc. for the period of January 1, 2001 through January 31, 2001.

         Please contact me with any questions or comments.

Yours truly,

L&H HOLDINGS USA, INC.

/s/ Allan Forsey

Allan Forsey
Vice President - Finance
L&H Holdings USA, Inc.

cc:  Clerk of the Bankruptcy Court
     Philippe Bodson                       Lernout & Hauspie Speech Products N.V.
     Thomas Denys                          Lernout & Hauspie Speech Products N.V.
     Luc A. Despins                        Milbank, Tweed, Hadley & McCloy LLP
     Allan S. Brilliant                    Milbank, Tweed, Hadley & McCloy LLP
     Matthew S. Barr                       Milbank, Tweed, Hadley & McCloy LLP
     Robert Dehney                         Morris, Nichols, Arsht & Tunnell
     Claude Gonthier                       Liedekerke Wolters Waelbroeck Kirpatrick & Cerfontaine
     Daniel H. Golden                      Akin, Gump, Strauss, Hauer & Feld, LL
     Bruce Zirinsky                        Cadwalader, Wickersham & Taft
     Bill Lenhart                          BDO Siedman
     Frans Samyn                           BDO
     Tom Thompson                          Chanin Capital Partners
     Kerry Krisher                         Crossroads LLC

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                  UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                 FOR THE PERIOD OF JANUARY 1 - JANUARY 31, 2001


                  DEBTOR NAME:              L&H Holdings USA, Inc.
                  CASE NUMBER:              Case No. 00-4399 (JHW)


                  As Vice President - Finance of L&H Holdings USA, Inc. ("Holdings"), a corporation organized under the laws of the State of Delaware as the debtor and debtor in possession in the above-referenced Chapter 11 case (the "Debtor"), I hereby affirm that:

                  1. I have reviewed the following statements (the "Statements") attached hereto, consisting of a:

                           -        Balance Sheet

                           -        Statement of Operations

                           -        Statement of Cash Flows

                           -        Summary of Bank Accounts

                           -        Statement of Payments to Insiders

                  2. The Statements have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the Debtor's financial activity for the applicable period.

                  3. The insurance described in Section 3 of the Operating Guidelines and Reporting Requirements for Chapter 11 Cases (the "Operating Guidelines") remains in force.

                  4. All postpetition taxes, as described in Section 4 of the Operating Guidelines, are current and have been paid in the ordinary course of business.

                  5. No professional fees have been paid in connection with applications submitted to the court or in the ordinary course.

                  The attached Statements were prepared by Holdings under my direction and supervision. Holdings verifies that, to the best of its knowledge, the information set forth in the Statements is true and correct. Please be advised that the attached Statements may be subject to certain closing adjustments as well as other modifications. If any of the attached figures are restated or modified, an amended operating report will be filed with the U.S. Trustee.



Dated: April 9, 2001                        /s/ Allan Forsey
                                            -------------------------
                                            Allan Forsey
                                            Vice President - Finance
                                            L&H Holdings USA, Inc.

L & H  HOLDINGS  USA,  INC.
MONTHLY OPERATING REPORT

                            L & H HOLDINGS USA, INC.
                             (Debtor in Possession)
                                  BALANCE SHEET
                             AS OF JANUARY 31, 2001
                                   (Unaudited)

ASSETS                                                                         ($000s)
                                                                             ---------
Current Assets:
       Cash & Cash Equivalents                                               $     486
       Accounts  Receivable, Net - Trade                                         2,190
       Inventories                                                               1,597
       Prepaids & Other Current Assets                                             445
                                                                             ---------
Total Current Assets                                                             4,718
                                                                             ---------

Property, Plant and Equipment                                   $  12,247
       Less: Accumulated Depreciation                             (10,743)
                                                                ---------
Property, Plant and Equipment (Net)                                              1,504
Investment in Affiliated Companies (cost)                                      192,216
Advances to Subsidiaries (NOTE 5)                                                3,233
Goodwill,  net                                                                 393,674
                                                                             ---------
TOTAL ASSETS                                                                 $ 595,345
                                                                             =========

LIABILITIES
Current Liabilities:
       Accounts Payable  - Trade                                             $     669
       Net Accounts Payable - Intercompany                                         152
       Accrued Liabilities                                                       7,619
       Deferred Revenue                                                          2,958
                                                                             ---------
Total Current Liabilities                                                       11,398
                                                                             ---------

Liabilities Subject to Compromise under Chapter 11 (NOTE 4)                     37,954

Borrowing under GECC DIP Facility:
       Amount due to Dictaphone Corporation (NOTE 3)                             4,459
Long-Term Deferred Revenue                                                       3,112
                                                                             ---------
TOTAL LIABILITIES                                                               56,923
                                                                             ---------

STOCKHOLDER'S EQUITY
       Common  Stock                                                              --
       Additional Paid-In Capital (NOTE 4)                                     621,836
       Accumulated  Deficit                                                    (83,414)
                                                                             ---------
TOTAL STOCKHOLDER'S EQUITY                                                     538,422
                                                                             ---------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                   $ 595,345
                                                                             =========

L&H HOLDINGS USA, INC.
CASE NO. 00-4399 (JHW)
MONTHLY OPERATING REPORT

                            L & H HOLDINGS USA, INC.
                             (Debtor in Possession)
                             STATEMENT OF OPERATIONS
                      FOR THE MONTH ENDED JANUARY 31, 2001
                                   (Unaudited)

                                                          ($000s)
                                                          -------
         REVENUE
                Product  Sales                            $ 2,174
                Royalties                                   1,020
                Other                                         128
                                                          -------
         TOTAL REVENUE                                      3,322
                                                          -------


         COST OF SALES
                Cost of Sales                                 367
                                                          -------
         TOTAL COST OF SALES                                  367
                                                          -------

         GROSS PROFIT                                       2,955
                                                          -------

         EXPENSE
                Selling, General & Administrative             869
                Research & Development                      1,268
                Depreciation & Amortization                    95
                Goodwill Amortization                       7,571
                Other                                         185
                                                          -------
         TOTAL EXPENSE                                      9,988

                                                          -------
         NET LOSS                                         $(7,033)
                                                          =======

L & H  HOLDINGS  USA,  INC.
MONTHLY OPERATING REPORT


                            L & H HOLDINGS USA, INC.
                             (Debtor in Possession)
                             STATEMENT OF CASH FLOWS
                      FOR THE MONTH ENDED JANUARY 31, 2001
                                   (Unaudited)

                                                                ($000s)
                                                                -------
         OPERATING ACTIVITIES
         Net Loss                                               $(7,033)
                Adjustments to reconcile net loss to net
                cash used in operating activities:
                Depreciation & Amortization                       7,666

                Changes in Assets & Liabilities:
                Accounts Receivable                              (2,140)
                Inventories                                         234
                Other Current Assets                                 88
                Accounts Payable & Accrued Liabilities             (365)
                Intercompany Receivables                         (3,233)
                Intercompany Payables                               152
                Deferred Revenue                                     40
                Liabilities Subject to Compromise (NOTE 5)          237
                                                                -------
         NET CASH USED IN OPERATING ACTIVITIES                   (4,354)
                                                                -------

         INVESTING ACTIVITIES
                Net Investment in Fixed Assets

                                                                -------
         NET CASH PROVIDED BY INVESTING ACTIVITIES                 --
                                                                -------

         FINANCING ACTIVITIES
                Borrowing under the GECC DIP Facility             4,276

                                                                -------
         NET  CASH  PROVIDED  BY  FINANCING  ACTIVITIES           4,276
                                                                -------

         (DECREASE) IN CASH DURING THE PERIOD                   $   (78)
                                                                =======

         Cash, beginning of period                              $   564
         Cash, end of period                                    $   486

CASE NO. 00-4399 (JHW)

                             L&H HOLDINGS USA, INC.
                        NOTES TO MONTHLY OPERATING REPORT

1. THE MONTHLY OPERATING REPORT OF L&H HOLDINGS USA, INC. ("HOLDINGS") INCLUDES ONLY THE ASSETS, LIABILITIES AND OPERATIONS OF HOLDINGS AND EXCLUDES ANY OF ITS SUBSIDIARIES. ASSETS AND LIABILITIES ARE STATED AT THEIR HISTORICAL COST; THUS, SUCH AMOUNTS DO NOT REFLECT THEIR FAIR MARKET VALUE.

2. The financial information is unaudited and is subject to further review and potential adjustment. Holdings has not yet determined the amount, if any, of royalties due to or from Lernout & Hauspie Speech Products N.V. ("L&H NV"), Dictaphone Corporation ("Dictaphone") or any of their subsidiaries. In addition, Holdings has not yet completed its review of cash disbursements to determine the portion of any such disbursements that should be allocated to L&H NV or Dictaphone or any of their subsidiaries. Holdings has not yet recorded its share of interest and fees related to its borrowing under the GE Capital Corporation ("GECC") DIP Facility. As Holdings closes its books and evaluates the net realizable value of its assets, including receivables, other adjustments may be required. 3. Each of Holdings, L&H NV and Dictaphone are jointly and severally liable for amounts due to GECC under the GECC DIP Facility. Therefore, any of these entities could be called upon to pay the full amount outstanding under such facility, and any of them was able to use the funds borrowed from GECC. However, for ease of reference, Dictaphone's Monthly Operating Report reflects the $10.0 million borrowed from GECC (plus GECC DIP fees of $585,000 that were added to the principal borrowed) as a liability of Dictaphone, reduced by any use made of a portion of this amount by L&H NV and Holdings. Holdings borrowed $4,459,000 under the GECC DIP Facility as of January 31, 2001. Dictaphone will allocate all interest and fees under the DIP only to those entities that have used the proceeds of the DIP, including Holdings, in accordance with the related Bankruptcy Court Order. Such allocations have not yet been made.

4.   Liabilities subject to compromise under Chapter 11 include the following:

                                                  ($000s)
                                                  -------
         Accounts Payable - Trade                 $ 5,281
         Net Accounts Payable - Intercompany       32,673
                                                  -------
         TOTAL                                    $37,954
                                                  =======

- Holdings included $437,716,000 as a part of the intercompany liability to L&H NV subject to compromise in their December MOR. Substantially all of this liability reflected the value of L&H NV stock issues by L&H NV on behalf of Holdings in connection with Holdings' acquisition of Dragon Systems, Inc. L&H NV has now determined that such amount should have been recorded as additional paid-in capital

CASE NO. 00-4399 (JHW)


     on Holdings balance sheet and as such, has reclassed this amount from liabilities subject to compromise.

     Holdings is in the process of reviewing intercompany allocations since the date of acquisition by L&H NV to determine the appropriateness, accuracy and proper classification of any such amounts.

5. Advances to Subsidiaries represents amounts that were loaned to Holdings under the GECC DIP Facility and subsequently loaned to two non-debtor subsidiaries, Lernout & Hauspie Speech Products USA, Inc. and L&H Applications USA, Inc.

L&H HOLDINGS USA, INC.
CASE NO. 00-4399 (JHW)
SUMMARY OF BANK ACCOUNTS
AS OF JANUARY 31, 2001
(in US)

                                                                                                       ($000s)
Bank Name                       Account #     Description                                            Book Balance
---------                       ---------     -----------                                            ------------
Fleet                            387-18363    Zero balance sweep account for payroll                    $   7

Fleet                             13926069    Zero balance sweep account for credit card payments          --

Fleet                            387-18355    Operating account which sweeps any                          479
                                              remaining balances from the payroll and
                                              credit card bank accounts

Fleet                          941585-3014    Bank account no longer used                                  --

Morgan Stanley Dean Witter       593112121    Brokerage account which is no longer                         --
                                              used and balance is zero
                                                                                                        -----

                              TOTAL                                                                     $ 486
                                                                                                        =====

L&H HOLDINGS USA, INC.
CASE NO. 00-4399 (JHW)
STATEMENT OF PAYMENTS TO INSIDERS
FOR THE MONTH ENDED JANUARY 31, 2001
(in US $)

NAME                                  GROSS PAY    REASON
----                                  ---------    ------
Shagoury, John D.                     $ 20,833     Salary
Shagoury, John D.                          782     Expense Reimbursement

McCann, Jeanne F.                       16,667     Salary

Roth, Robert S.                         12,348     Salary
Roth, Robert S.                         11,544     Vacation Payout
                                      --------

  TOTAL PAYMENTS TO INSIDERS          $ 62,174
                                      ========